                                                                 EXHIBIT 10.13

                            STOCK PURCHASE AGREEMENT

                                  Dated as of


                               November 12, 1999

                                  by and among

                         GALYAN'S TRADING COMPANY, INC.

                                      and

                      BENCHMARK CAPITAL PARTNERS IV, L.P.

                               TABLE OF CONTENTS


1.   DEFINITIONS.......................................................1

     1.1  Definitions..................................................1

2.   PURCHASE AND SALE OF STOCK........................................3

     2.1  Authorization of Stock.......................................3

     2.2  Purchase and Sale of Stock...................................3

3.   CLOSING CONDITIONS................................................4

     3.1  Conditions to the Obligations of the Purchaser...............4

     3.2  Conditions to the Obligations of the Company.................4

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................5

     4.1  Corporate Existence and Power................................5

     4.2  Corporate Authorization......................................6

     4.3  Governmental Authorization...................................6

     4.4  Non-contravention............................................6

     4.5  Capitalization...............................................7

     4.6  Transaction Agreement........................................7

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...................8

     5.1  Purchase for Own Account.....................................8

     5.2  Accredited Investor..........................................8

     5.3  Organization and Existence...................................8

     5.4  Authorization................................................8

     5.5  Transfer Restrictions........................................9

6.   TERMINATION.......................................................9

     6.1  Grounds for Termination......................................9

     6.2  Effect of Termination........................................9

7.   OBLIGATION OF FREEMAN SPOGLI......................................9

     7.1  Indemnification..............................................9

8.   MISCELLANEOUS....................................................10

     8.1  Rules of Construction.......................................10

     8.2  Notices.....................................................10

     8.3  Survival....................................................11

     8.4  Amendments; No Waiver.......................................11

     8.5   Successors and Assigns.....................................11

     8.6   Counterparts...............................................11

     8.7   Headings...................................................11

     8.8   Governing Law..............................................11

     8.9   Jurisdiction...............................................12

     8.10  Waiver of Jury of Trial....................................12

     8.11  Captions...................................................12

     8.12  Entire Agreement...........................................12

     8.13  Severability...............................................12

     8.14  Further Assurances.........................................13

     8.15  Confidentiality............................................13

     APPENDIX I           DISCLOSURE SCHEDULE
     ANNEX A              FORM OF REGISTRATION RIGHTS AGREEMENT
     ANNEX B              FORM OF STOCKHOLDERS AGREEMENT
     ANNEX C              TRANSACTION AGREEMENT

                            STOCK PURCHASE AGREEMENT

          This STOCK PURCHASE AGREEMENT is dated as of November 12, 1999 (this "Agreement"), and is entered into by and among Galyan's Trading Company, Inc.,
----------
an Indiana corporation (the "Company"), Benchmark Capital Partners IV, L.P. (the
                             -------
"Purchaser"), and, solely for purposes of Section 7.1 hereof, FS Equity Partners
 ---------
IV, L.P., a Delaware limited partnership ("Freeman Spogli").

                                R E C I T A L S

          WHEREAS, on the terms and conditions set forth in this Agreement, the Company has authorized the sale and issuance of an aggregate 567,684 shares of its Class A common stock, without par value (the "Stock");
                                                  -----

          WHEREAS, the Purchaser desires to purchase the Stock on the terms and conditions set forth herein; and

          WHEREAS, the Company desires to issue and sell the Stock to the Purchaser on the term and conditions set forth herein.

                               A G R E E M E N T

          NOW, THEREFORE, in consideration of the foregoing recitals and the promises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company agrees, and the Purchaser agrees as follows:

1.  DEFINITIONS
    -----------

     1.1  Definitions
          -----------

          Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in this Section 1.1. As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any referenced Person, a Person
           ---------
which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such referenced Person. When used herein without reference to any Person, Affiliate means an Affiliate of the Company. For purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting stock, by agreement or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of this Agreement, the Purchaser and its Affiliates shall not be considered Affiliates of the Company or any of its Affiliates.

          "Agreement" shall have the meaning set forth in the introduction to
           ---------
this Agreement.

          "Business Day" means any day which is not a Legal Holiday.
           ------------

          "Closing" shall have the meaning set forth in Section 2.2.
           -------

          "Closing Date" shall have the meaning set forth in Section 2.2.
           ------------

          "Company" shall have the meaning set forth in the introduction to this
           -------
Agreement.

          "Company Securities" shall have the meaning set forth in Section 4.5.
           ------------------

          "Disclosure Schedule" means the Disclosure Schedule attached as
           -------------------
Appendix I to this Agreement.

          "Documents" means the Stockholders Agreement and the Registration
           ---------
Rights Agreement collectively, or each of such documents singularly, and any documents or instruments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

          "Freeman Spogli" shall have the meaning set forth in the introduction
           --------------
to this agreement.

          "Indemnification Payment" shall have the meaning set forth in Section
           -----------------------
7.1.

          "Legal Holiday" means a Saturday, Sunday or day on which banks and
           -------------
trust companies in the principal place of business of the Company or in New York are not required to be open.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, condition (financial or otherwise), assets, liabilities or operations of the Company, (b) the ability of the Company to perform its obligations under this Agreement, or (c) the ability of the Purchaser to enforce this Agreement.

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, trust or unincorporated organization or a government or agency or political subdivision thereof.

          "Purchaser" shall have the meaning set forth in the introduction to
           ---------
this agreement.

          "Registration Rights Agreement" means the Amended and Restated
           -----------------------------
Registration Rights Agreement to be dated as of the Closing Date, by and among the Company, the Purchaser and the other parties thereto, substantially in the form of Annex A attached hereto.

          "Responsible Officer" means any of the Chief Executive Officer, the
           -------------------
President or Chief Financial Officer of a party.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Purchase Agreement" means that certain Securities Purchase
           -----------------------------
Agreement dated as of August 31, 1999 by and among the Corporation, Freeman Spogli and The Limited.

          "Stock" shall have the meaning set forth in the recitals to this
           -----
Agreement.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
August 31, 1999 by and among the Company, the Purchaser, and the other parties thereto, in the form attached hereto as Annex B.

          "The Limited" means The Limited, Inc., a Delaware corporation.
           -----------

          "Transaction Agreement" shall have the meaning set forth in Section
           ---------------------
4.6.

2.  PURCHASE AND SALE OF STOCK
    --------------------------

      2.1  Authorization of Stock
           ----------------------

          On or before the Closing (as defined below), the Company shall have authorized the issue and sale to the Purchaser an aggregate of 567,684 shares of Stock.

     2.2  Purchase and Sale of Stock
          --------------------------

          (a)  Purchase and Sale.  Subject to the terms and conditions set forth
               ------------------
     herein and in reliance on the representations and warranties contained herein, the Company agrees to issue and sell, and the Purchaser agrees to purchase, 567,684 shares of Stock at a purchase price of $10.00 per share for an aggregate purchase price of $5,676,842.

          (b)  Closing.  The purchase and sale of the Stock shall take place at
               -------
     a closing (the "Closing") at the offices of O'Melveny & Myers LLP, 153 East
                     -------
     53rd Street, New York, New York, as soon as possible, but in no event later than two Business Days after satisfaction or waiver of the conditions set forth in Article 3, or at such other time or place as the Company and the Purchaser may agree (the "Closing Date").
                               ------------

          (c)  Delivery.  At the Closing, subject to the terms and conditions
               --------
     set forth herein, the Company will deliver to the Purchaser a certificate evidencing the number of shares of Stock to be purchased by the Purchaser, dated the Closing Date, against payment of the purchase price therefor by intra-bank or federal funds bank wire transfer of same day funds to such bank account the Company shall designate prior to the Closing.

          (d)  Fees and Expenses.  All costs and expenses incurred in connection
               ------------------
     with this Agreement or the transactions contemplated hereby shall be paid by the party incurring such cost and expense.

3.  CLOSING CONDITIONS
    ------------------

      3.1  Conditions to the Obligations of the Purchaser
           ----------------------------------------------

           The obligations of the Purchaser to purchase the Stock to be delivered to the Purchaser at the Closing shall be subject to the satisfaction or waiver of each of the following conditions on or before the Closing Date:

          (a)  Representations and Warranties True.  The representations and
               ------------------------------------
     warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date.

          (b)  Performance Obligations.  The Company shall have performed and
               -----------------------
     complied with all agreements and conditions herein required to be performed or complied with on or before the Closing.

          (c)  Legal Investment.  On the Closing Date, the issuance and sale of
               ----------------
     the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

          (d)  Consents, Permits, and Waivers.  The Company shall have obtained
               ------------------------------
     any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Documents (except for such as may be properly obtained subsequent to the Closing).

          (e)  Corporate Documents.  The Company shall have delivered to the
               -------------------
     Purchaser or its counsel, copies of all corporate documents of the Company as the Purchaser shall reasonably request.

          (f)  Compliance Certificate.  The Company shall have delivered to the
               ----------------------
     Purchaser a certificate, executed by the President of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a), (b) and (d) of this Section 3.1 have been satisfied.

          (g)  Other Agreements. The Registration Rights Agreement shall have
               -----------------
     been executed and delivered by the Company.

3.2  Conditions to the Obligations of the Company
     --------------------------------------------

          The obligations of the Company to issue and sell the Stock to the Purchaser at the Closing shall be subject to the satisfaction or waiver of each of the following conditions on or before the Closing Date:

          (a)  Representations and Warranties True.  The representations and
               -----------------------------------
     warranties made by the Purchaser in Section 5 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date.

          (b)  Performance of Obligations.  The Purchaser shall have performed
               --------------------------
     and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing.

          (c)  Legal Investment.  On the Closing Date, the sale and issuance of
               ----------------
     the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

          (d)  Consents, Permits, and Waivers. The Purchaser shall have obtained
               ------------------------------
     any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Documents (except for such as may be properly obtained subsequent to the Closing).

          (e)  Corporate Documents. The Purchaser shall have delivered to the
               -------------------
     Company or its counsel, copies of all corporate documents of the Purchaser as the Company shall reasonably request.

          (f)  Compliance Certificate. The Purchaser shall have delivered to the
               ----------------------
     Company a certificate, executed by the President of the Purchaser dated the Closing Date, to the effect that the conditions specified in subsections
     (a), (b) and (d) of this Section 3.2 have been satisfied.

          (g)  Other Agreements. The Registration Rights Agreement shall have
               ----------------
     been executed and delivered by the Purchaser. The Purchaser also shall have executed and delivered an agreement to be bound by the terms and provisions of the Stockholders Agreement applicable to "Other Stockholders" (as defined therein) in a form reasonably acceptable to the Company.

4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
    ---------------------------------------------

          The Company represents and warrants to the Purchaser, as follows:

     4.1  Corporate Existence and Power
          -----------------------------

          The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have such licenses, authorizations, consents and approvals would not constitute a Material Adverse Effect. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary to carry on its business as now conducted, except where the failure to be so qualified would not constitute a Material Adverse Effect.

     4.2  Corporate Authorization
          -----------------------

          The execution, delivery and performance by the Company of this Agreement and the other Documents, and the consummation by the Company of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Except as set forth on the Disclosure Schedule, no other corporate proceedings on the part of the Company, or proceedings or approvals by their respective stockholders, are necessary to authorize (i) the execution and delivery by the Company of this Agreement and the other Documents, (ii) the consummation of the transactions contemplated hereby and thereby by the Company or (iii) the performance of the obligations of the Company hereunder or thereunder. This Agreement and each of the other Documents constitutes a valid and binding obligation of the Company enforceable against it in accordance with its respective terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws concerning fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in proceeding at law or in equity).

     4.3  Governmental Authorization
          --------------------------

          The execution, delivery and performance by the Company of this Agreement and any other document contemplated hereby require no action by or in respect of, or consent or approval of, or filing with, any federal, state or foreign governmental body, agency, official or authority other than:

          (a) compliance with any applicable requirements of federal or state securities laws; and

          (b) any such action or filing as to which the failure to make or obtain would not singly or in the aggregate constitute a Material Adverse Effect.

     4.4  Non-contravention
          -----------------

          Except as set forth on the Disclosure Schedule, the execution, delivery and performance by the Company of this Agreement and the other Documents contemplated hereby do not and will not (i) contravene or conflict with the articles of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 4.3, contravene or conflict with or constitute a violation of any provision of any law, statute, rule, regulation, judgment, injunction, writ, order, award or decree binding upon or applicable to the Company, (iii) with or without the giving of notice or the lapse of time, or both, constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company, or to a loss of any benefit to which the Company is entitled, under any provision of any agreement, contract or other instrument binding upon the Company or (iv) result in the creation or imposition of any lien on any asset of the Company, except, in the case of clauses (ii) and (iii), for any such contravention, conflict, violation, default, termination, cancellation, acceleration or loss that would not constitute a Material Adverse Effect.

     4.5  Capitalization
          --------------

          The authorized capital stock of the Company, immediately prior to the Closing, will consist of:

          (a) (i) 20,000,000 shares designated as Class A common stock, no par value, of which 9,101,860 shares are issued and outstanding, 955,000 shares are reserved for issuance pursuant to the Company's 1999 Stock Option Plan and 720,000 are reserved for issuance pursuant to warrants issued pursuant to the Securities Purchase Agreement; (ii) 1,350,000 shares designated as Class B common stock, no par value, none of which are issued and outstanding but all of which are reserved for issuance pursuant to a warrant granted to G Trademark, Inc., a wholly owned subsidiary of The Limited and (iii) 2,000,000 shares designated as preferred stock, no par value, none of which are issued and outstanding or reserved for issuance.

          (b) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. When issued in compliance with the provisions of this Agreement, the shares of Stock to be issued and sold to the Purchaser will be validly issued, fully paid and non-assessable, and will be free and clear of any liens and encumbrances created by or imposed upon the Purchaser; provided, however,
                                                            -----------------
     that the Stock may be subject to restrictions on transfer: (i) as set forth in the Stockholders Agreement, (ii) under the federal and/or state securities laws as set forth herein or (iii) as otherwise required by such laws at the time the transfer is proposed.

          (c) Except as set forth in this Section 4.5 or on the Disclosure Schedule, and as contemplated by this Agreement or the other Documents, there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (c)(i), (c)(ii) and (c)(iii) of this Section 4.5 being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company
      ------------------
     to repurchase, redeem or otherwise acquire any Company Securities.

     4.6  Transaction Agreement
          ---------------------

          The representations and warranties made by The Limited pursuant to
Article 3 of the Transaction Agreement dated as of May 3, 1999 (the "Transaction
                                                                     -----------
Agreement") among Freeman Spogli, The Limited and the Company, attached hereto
---------
as Annex C, were true and correct in all material respects when made and as of the closing under the Transaction Agreement.

5.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
    -----------------------------------------------

          The Purchaser represents and warrants to the Company that:

     5.1  Purchase for Own Account
          ------------------------

          The Purchaser is purchasing the Stock to be purchased by it solely for its own account and not as nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of any federal or state securities law, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Stock pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control.

     5.2  Accredited Investor
          -------------------

          The Purchaser is knowledgeable, sophisticated and experienced in business and financial matters; and it acknowledges that the Stock has not been registered under the Securities Act and understands that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement; it is able to bear the economic risk of its investment in the Stock and is presently able to afford the complete loss of such investment; it is an "accredited investor" as defined in Regulation D promulgated under the Securities Act; and it has been afforded access to information about the Company and its financial condition and business sufficient to enable it to evaluate its investment in the Stock.

     5.3  Organization and Existence
          --------------------------

          The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

     5.4  Authorization
          -------------

          The Purchaser has taken all actions necessary to authorize it to (i) execute, deliver and perform all of its obligations under this Agreement and the other Documents and (ii) consummate the transactions contemplated hereby and thereby. This Agreement and each of the other Documents is a legally valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except for (a) the effect thereon of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and (b) limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof and upon the availability of injunctive relief or other equitable remedies.

     5.5  Transfer Restrictions
          ---------------------

          The Purchaser acknowledges and agrees that the Stock is subject to restrictions on transfer as set forth in the Stockholders Agreement.

6.  TERMINATION
    -----------

     6.1  Grounds for Termination
          -----------------------

          This Agreement may be terminated at any time prior to the Closing:

          (a)  by mutual written agreement of the Company and the Purchaser;

          (b) by any party if the Closing shall not have been consummated by November 30, 1999; provided, however, that no party may terminate this
                        --------  -------
     Agreement pursuant to this clause if the Closing shall not have been consummated by November 30, 1999 by reason of the failure of such party or any of its Affiliates to perform in all material respects any of its or their respective covenants or agreements contained in this Agreement; or

          (c) by any party if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

          The party desiring to terminate this Agreement pursuant to clauses
(a)(ii) or (a)(iii) of this Section 6.1 shall give notice of such termination to the other parties.

     6.2  Effect of Termination
          ---------------------

          In the event of such termination, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to the other parties hereto or their respective stockholders or directors or officers in respect hereof, except for the obligations of the parties hereto in Sections 2.2(d) and 8.15, and except that nothing herein will relieve any party from liability for misrepresentation under or any breach of this Agreement prior to such termination or be deemed to constitute a waiver of any available remedy therefor.

7.  OBLIGATION OF FREEMAN SPOGLI
    ----------------------------

     7.1  Indemnification
          ---------------

          Freeman Spogli hereby agrees that, if, and only if, it receives any indemnification payment from The Limited pursuant to Article 12 of the Transaction Agreement (an "Indemnification Payment"), it shall pay to the
                           -----------------------
Purchaser 9.5% of such Indemnification Payment net of expenses incurred by Freeman Spogli in connection therewith.

8.  MISCELLANEOUS
    -------------

     8.1  Rules of Construction
          ---------------------

          Unless the context otherwise requires:

          (a)  a term has the meaning assigned to it;

          (b)  "or" is not exclusive;

          (c) words in the singular include the plural, and words in the plural include the singular;

          (d)  provisions apply to successive events and transactions;

          (e) words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

          (f) "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and

          (g) references to the "best of the knowledge" of, or words of similar import in this Agreement shall refer to the knowledge of a Responsible Officer of the Company or the Purchaser, as the case may be, after due inquiry.

     8.2  Notices
          -------

          All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

          (a) if to the Company, to Galyan's Trading Company, Inc., 2437 E. Main Street, Plainfield, Indiana 46168, Telecopy No. (317) 532-0260,
     Attention: Chief Executive Officer, with a copy to O'Melveny & Myers LLP, Citicorp Center, 153 East 53rd Street, New York, New York 10022, Telecopy No. (212) 326-2061, Attention: Jeffrey J. Rosen, Esq.;

          (b) if to the Purchaser to Benchmark Capital Partners IV, L.P., 2480 Sand Hill Road, Suite 200, Menlo Park, California, Telecopy No. (650) 854-8183, Attention: Steven M. Spurlock; or

          (c) or to such other address or telecopy number and with such other copies, as such party may hereafter specify for the purpose by notice to the other parties.

          Each such notice, request or other communication shall be effective
(i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 8.2 and evidence of receipt is received or (ii) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 8.2.

     8.3  Survival
          --------

          The representations and warranties made herein shall survive the Closing indefinitely, except for those contained in Section 4.6 which shall not survive the Closing.

     8.4  Amendments; No Waiver
          ---------------------

          (a) Any provision of any Document may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. After the Closing, except as expressly stated therein, any such Document may be amended only if such amendment is in writing and signed by all parties thereto.

          (b) No failure or delay by any party in exercising any right, power or privilege under any Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     8.5  Successors and Assigns
          ----------------------

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, provided that the Purchaser may
                                               --------
not assign, delegate or transfer any of its rights or obligations hereunder without the consent of the Company.

     8.6  Counterparts
          ------------

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all of which taken together shall constitute one and the same agreement.

     8.7  Headings
          --------

          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     8.8  Governing Law
          -------------

          This Agreement shall be construed in accordance with and governed by the laws of the State of California (without regard to the choice of law provisions thereto).

     8.9  Jurisdiction
          ------------

          Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought against any of the parties in the United States District Court for the Southern District of New York or any state court sitting in the City of New York, Borough of

Manhattan, and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York. Without limiting the foregoing, the parties agree that service of process upon such party at the address referred to in Section 8.2, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

     8.10  Waiver of Jury of Trial
           -----------------------

           EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     8.11  Captions
           --------

           The captions herein are included for convenience of reference only and shall be ignored in the construction of interpretation hereof.

     8.12  Entire Agreement
           ----------------

           This Agreement, together with the other Documents, (and any agreement between the Company and the Purchaser relating to transfers), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, together with the other Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     8.13  Severability
           ------------

           In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

     8.14  Further Assurances
           ------------------

           Each party shall at its cost and expense, upon request of any other party, duly execute and deliver, or cause to be duly executed and delivered, to such other party such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of such other party to carry out more effectually the provisions and purposes of this Agreement and the other Documents.

     8.15  Confidentiality
           ---------------

           Should the Purchaser receive confidential information regarding the Company hereunder or under any other Document, the Purchaser shall hold such information in strict confidence, unless compelled to disclose it by judicial or administrative process or, in the opinion of counsel, by other requirements of law (except to the extent that such information can be shown to have been (i) previously known to the Purchaser, (ii) in the public domain through no fault of the Purchaser, or (iii) later lawfully acquired from other sources by the Purchaser to which it was furnished; provided, however, that the Purchaser may
                                     --------  -------
disclose such information to any Affiliate, or to any other Person in connection with a possible sale of any of the Stock if such Person agrees in writing to keep such information confidential substantially in accordance with the terms hereof). The Purchaser shall be deemed to have satisfied its obligation to hold confidential information received hereunder if it exercised the same care as it takes to preserve confidentiality with respect to its own similar information and the same care financial institutions customarily take for similar information.
                                     [END]

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties set forth below as of the date first written above.

THE COMPANY:

GALYAN'S TRADING COMPANY, INC.,
an Indiana corporation

By:
     --------------------------------
     Name:
     Title:

PURCHASER:

BENCHMARK CAPITAL PARTNERS IV, L.P.
as nominee for
Benchmark Capital Partners IV, L.P.
Benchmark Founders' Fund IV, L.P.
Benchmark Founders' Fund IV-A, L.P.
and related individuals

By:  Benchmark Capital Management Co. IV, L.L.C.
Its:  General Partner


          By:
               --------------------------------
               Name:
                    ---------------------------
               Title:  Managing Member

INDEMNIFYING PARTY (for purposes of Section 7.1 of this Agreement only):

FS EQUITY PARTNERS IV, L.P.,
a Delaware limited partnership

By:   FS CAPITAL PARTNERS, LLC
Its:  General Partner


          By:
               --------------------------------
               Name:
                    ---------------------------
               Title:  Managing Member